Exhibit 99.1

Deckers Brands Announces Review of Strategic Alternatives

GOLETA, Calif.--(BUSINESS WIRE)--April 25, 2017--Deckers Brands (NYSE: DECK), a global leader in designing, marketing and distributing innovative footwear, apparel and accessories, today announced that its Board of Directors has initiated a process to review a broad range of strategic alternatives. This review process includes an exploration and evaluation of strategic alternatives to enhance stockholder value, which may include a sale or other transaction.

“We have made significant progress in streamlining our cost structure, optimizing our retail store fleet, and realigning our brands, with the goal of improving profitability,” said Dave Powers, President and Chief Executive Officer of Deckers. “The management team continues to remain focused on driving improvements in the business through our recently announced $150 million savings program. We are also continuing to explore additional margin enhancing opportunities and plan to further articulate more details on our upcoming year-end earnings call on May 25, 2017.”

With the Board of Directors and management team focused on enhancing stockholder value and a commitment to pursuing the right course of action for all stockholders, the Board believes now is an appropriate time to explore a broad range of strategic alternatives that may have the potential to unlock further value. While the Board conducts its review, the entire Deckers team remains committed to improving operations and profitability.

Deckers has retained Moelis & Company LLC as its financial advisor and Wilson Sonsini Goodrich & Rosati, Professional Corporation, as its legal counsel to assist in the review process.

In making the announcement, Deckers cautioned that there can be no assurance that the strategic review process will result in a transaction. Deckers has not set a timetable for completion of the review process, and it does not intend to comment further unless a specific transaction is approved by the Board of Directors, the review process is concluded or it is otherwise determined that further disclosure is appropriate or required by law.

About Deckers Brands

Deckers Brands is a global leader in designing, marketing and distributing innovative footwear, apparel and accessories developed for both everyday casual lifestyle use and high performance activities. The Company’s portfolio of brands includes UGG®, Koolaburra® by UGG, HOKA ONE ONE®, Teva® and Sanuk®. Deckers Brands products are sold in more than 50 countries and territories through select department and specialty stores, Company-owned and operated retail stores, and select online stores, including Company-owned websites. Deckers Brands has a 40-year history of building niche footwear brands into lifestyle market leaders attracting millions of loyal consumers globally. For more information, please visit www.deckers.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to considerable risks and uncertainties. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding our exploration and evaluation of strategic alternatives; initiatives to improve profitability and expectations regarding future profitability; and cost savings and margin enhancing programs. We have attempted to identify forward-looking statements by using words such as “anticipate,” “remain,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent our management’s current expectations and predictions about trends affecting our business and industry and are based on information available as of the time that such statements are made. Although we do not make forward-looking statements unless we believe that we have a reasonable basis for doing so, we cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2016, as well as in our other filings with the Securities and Exchange Commission.

Except as required by applicable law or the listing rules of the New York Stock Exchange, we expressly disclaim any intent or obligation to update any forward-looking statements, or to update the reasons that actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in our expectations, or as a result of the availability of new information.

CONTACT:
Investor Contact:
Deckers Brands
Steve Fasching
VP, Strategy & Investor Relations
805.967.7611
or
Media Contact:
Joele Frank, Wilkinson Brimmer Katcher
Eric Brielmann / Amy Feng
415.869.3950
or
Andi Rose
212.355.4449